UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2013

GALENA BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

310 N. State Street, Suite 208 Lake Oswego, Oregon 97034
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)    Former Independent Registered Public Accounting Firm

On May 13, 2013, Galena Biopharma, Inc. (“we,” “us,” “our” and the “company”) dismissed BDO USA, LLP (“BDO”) as our independent registered public accounting firm. The Audit Committee of our Board of Directors approved the dismissal of BDO.

BDO’s reports on our financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2012 and 2011 and through May 13, 2013, there were: (i) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference thereto in connection with its reports on the financial statements for such years; and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We have provided BDO with a copy of the foregoing disclosures and have requested that BDO furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not BDO agrees with the disclosures. A copy of BDO’s letter, dated May 16, 2013, is included as Exhibit 16.1 to this Report.

(b)    New Independent Registered Public Accounting Firm

On May 16, 2013, the Audit Committee of our Board of Directors engaged Moss Adams LLP (“Moss Adams”) as our new independent registered public accounting firm. Moss Adams is one of the 15th largest accounting and consulting firms in the United States, and is the largest regional firm based in the West with 22 offices in California, Arizona, New Mexico, Oregon, Washington and Kansas, with a staff of approximately 1,800 professionals, including 245 partners.

During the company’s fiscal years ended December 31, 2012 and 2011 and through May 16, 2013, neither we nor anyone acting on our behalf consulted with Moss Adams regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that may be rendered on our financial statements, and Moss Adams did not provide either a written report or oral advice to us that was an important factor considered by the company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

16.1	Letter of BDO USA, LLP, dated May 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date: May 16, 2013	By:	/s/ Mark J. Ahn
Mark J. Ahn, Ph.D.
President and Chief Executive Officer

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